SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 21, 2003
Date of Report (Date of earliest event reported)

CIENA Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21969	23-2725311
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, Maryland 21090
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(410) 865-8500

Not applicable
(Former name or former address, if changed since last report)

Exhibit Index on Page 2

The information in this Report, including the exhibit, is furnished under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, is not incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7 — Financial Statements and Exhibits.

(c)  Exhibits — The following exhibit is furnished as part of this Report:

Exhibit 99.1 — Text of Press Release issued by CIENA Corporation, dated August 21, 2003.

Item 12 — Results of Operations and Financial Condition.

On August 21, 2003, CIENA Corporation issued a press release announcing its financial results for the fiscal quarter ended July 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Dated: August 21, 2003	By: /s/ Russell B. Stevenson, Jr.

Senior Vice President, General Counsel
and Secretary